                                                                    EXHIBIT 1.01










                                     FORM OF
                              AMENDED AND RESTATED
                                SELLING AGREEMENT


                     PROFUTURES LONG/SHORT GROWTH FUND, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)


                      UNITS OF LIMITED PARTNERSHIP INTEREST







                                                      Dated as of ________, 1998

                     PROFUTURES LONG/SHORT GROWTH FUND, L.P.


                              AMENDED AND RESTATED
                                SELLING AGREEMENT


                                TABLE OF CONTENTS



                                                                                                               Page
                                                                                                               ----
Section 1.  Representations and Warranties of the General Partner ......................................        2

Section 2.  Representations and Warranties of the Selling Agent..........................................       5

Section 3.  Representations and Warranties of  the Trading Advisor.......................................       7

Section 4.  Representations and Warranties of the Broker................................................        9

Section 5.  Offering and Sale of Units..................................................................       11

Section 6.  Covenants of the General Partner............................................................       15

Section 7.  Covenants of the Trading Advisor............................................................       17

Section 8.  Covenants of the Broker.....................................................................       17

Section 9.  Payment of Expenses and Fees................................................................       17

Section 10.  Conditions of Closing......................................................................       18

Section 11.  Indemnification and Exculpation.............................................................      27

Section 12.  Status of Parties...........................................................................      30

Section 13.  Representations, Warranties and Agreements to Survive Delivery..............................      31

Section 14.  Termination.................................................................................      31

Section 15.  Notices and Authority to Act................................................................      31

Section 16.  Parties.....................................................................................      32

Section 17.  Governing Law...............................................................................      32

Section 18.  Requirements of Law.........................................................................      32





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                     PROFUTURES LONG/SHORT GROWTH FUND, L.P.

                        (A DELAWARE LIMITED PARTNERSHIP)

                $60,000,000 UNITS OF LIMITED PARTNERSHIP INTEREST


             (SUBSCRIPTION PRICE: 101% OF NET ASSET VALUE PER UNIT)



                                     FORM OF
                              AMENDED AND RESTATED
                                SELLING AGREEMENT



                                                                   _______, 1998



PROFUTURES FINANCIAL GROUP, INC.
11612 Bee Cave Road
Suite 100
Austin, Texas 78733



Dear Sirs:


                  Your affiliate, ProFutures, Inc., a Texas corporation (referred to herein in its individual corporate capacity and as general partner as the "General Partner"), and an initial limited partner have caused the formation of a limited partnership pursuant to the Revised Uniform Limited Partnership Act of the State of Delaware ("DRULPA") under the name ProFutures Long/Short Growth Fund, L.P. (the "Fund"), for the purpose of engaging in speculative trading of futures and forward contracts and commodity options. As described in the Prospectus referred to below, the Fund has entered into the First Amendment and Restatement of Advisory Contract (the "Advisory Agreement") with Hampton Investors, Inc., a New York corporation (the "Trading Advisor"). The Fund engages in speculative trading in the commodities markets under the direction of the Trading Advisor pursuant to its Leverage 3 Trading Program (the "Trading Strategy"). You shall serve as lead selling agent for the Fund (herein referred to as the "Selling Agent") and you may select, with the consent of the General Partner, other selling agents (the "Additional Selling Agents") (including those introduced by wholesalers ("Wholesalers")) to act as selling agents for the Fund in accordance with the terms of the Additional Selling Agent Agreement attached hereto as Exhibit A. In addition, the Additional Selling Agents may also, with the consent of the Selling Agent and the General Partner, distribute Units through the use of "introducing broker" Correspondents ("Correspondents").

                  ING (U.S.) Securities, Futures & Option, Inc. (the "Broker") acts as broker for the Fund pursuant to a customer agreement (the "Customer Agreement") between the Broker and the Fund.

                  Capitalized terms used herein, unless otherwise indicated, shall have the meanings attributed to them in the Prospectus referred to below.

                  Section 1. Representations and Warranties of the General Partner. The General Partner represents and warrants to the Trading Advisor, the Broker and the Selling Agent, as follows:


                  (a) The Fund has provided to the Trading Advisor and to the Selling Agent and filed with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-1 (Registration No. 333-63129), as initially filed with the SEC on Sept. 10, 1998 and Amendment No. 1 thereto as filed on _______, 1998 for the registration of Units of Limited Partnership Interests (the "Units") in the Fund under the Securities Act of 1933, as amended (the "1933 Act"), has filed two copies thereof with the Commodity Futures Trading Commission (the "CFTC") under the Commodity Exchange Act (the "Commodity Act") and one copy with the National Futures Association (the "NFA") in accordance with NFA Compliance Rule 2-13. The Registration Statement became effective with the SEC as of the date hereof. (The Registration Statement, in the form in which it became effective, and the Prospectus included therein as first filed pursuant to Rule 424(b) of the rules and regulations of the SEC under the 1933 Act (the "SEC Regulations") are hereinafter referred to as the "Registration Statement" and the "Prospectus," respectively.) If the Fund files a subsequent post-effective amendment to the Registration Statement, then the term Registration Statement shall, from and after the declaration of the effectiveness of such post-effective amendment, refer to the Registration Statement as amended by such post-effective amendment thereto, and the term Prospectus shall refer to the amended prospectus then on file with the SEC as part of the Registration Statement, or if a subsequent prospectus is filed by the Fund pursuant to Rule 424 of the SEC Regulations, the term Prospectus shall refer to the prospectus most recently filed pursuant to such Rule from and after the date on which it shall have been first used. Except as required by law, the Fund will not file any amendment to the Registration Statement or any amendment or supplement to the Prospectus which shall be reason ably objected to in writing by the Trading Advisor or by counsel to the Trading Advisor, upon reasonable prior notice.


                  (b) The Fund will not utilize any promotional brochure or other marketing materials (collectively, "Promotional Material"), including "Tombstone Ads" or other communications qualifying under Rule 134 of the SEC Regulations, which are reasonably objected to by the Selling Agent. No reference to the Selling Agent may be made in the Registration Statement, Prospectus or in any Promotional Material which has not been approved in writing by the Selling Agent, which approval the Selling Agent may withhold in its sole and absolute discretion. The Fund will file all Promotional Material with the National Association of Securities Dealers, Inc. (the

         "NASD"), and will not use any such Promotional Material to which the NASD has objected without first revising such Promotional Material to address such objection(s). The Fund will file all Promotional Material in all state jurisdictions where such filing is required, and will not use any such Promotional Material in any state which has expressed any objection thereto (except pursuant to agreed-upon modifications to the Promotional Material).


                  (c) The Certificate of Limited Partnership (the "Certificate of Limited Partnership") pursuant to which the Fund has been formed and the Second Amended and Restated Limited Partnership Agreement of the Fund (the "Limited Partnership Agreement") each provides for the subscription for and sale of the Units; all action required to be taken by the General Partner and the Fund as a condition to the sale of the Units to qualified subscribers therefor has been, or prior to the Initial Public Closing Time and Subsequent Public Closing Times, as defined in Section 5 hereof, will have been taken; and, upon payment of the consideration therefor specified in all accepted Subscription Agreements and Powers of Attorney, the Units will constitute valid limited partnership interests in the Fund.

                  (d) The Fund is a limited partnership duly organized pursuant to the Certificate of Limited Partnership, the Limited Partnership Agreement and the DRULPA and validly existing under the laws of the State of Delaware with full power and authority to engage in the trading of futures, forward and option contracts, as described in the Prospectus, and the Fund has qualified to do business in the State of Texas.

                  (e) The General Partner is duly organized and validly existing and in good standing as a corporation under the laws of the State of Texas and in good standing as a foreign corporation in any other jurisdiction in which the nature or conduct of its business requires such qualification and the failure to so qualify would materially adversely affect the Fund or the General Partner's ability to perform its obligations hereunder.

                  (f) The Fund and the General Partner have partnership or corporate power and authority under applicable law to perform their respective obligations under the Limited Partnership Agreement, the Customer Agreement, the Investment Advisory Agreement, the Additional Selling Agents Agreement, the Advisory Agreement and this Agreement, as described in the Registration Statement and Prospectus.

                  (g) The Registration Statement and Prospectus contain all statements and information required to be included therein by the Commodity Act and the rules and regulations thereunder. When the Registration Statement became effective under the 1933 Act and at all times subsequent thereto up to and including the Initial Public Closing Time, the Registration Statement and Prospectus will comply in all material respects with the requirements of the 1933 Act, the Commodity Act and the rules and regulations under such Acts. The Registration Statement as of its effective date did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not mislead ing. The Prospectus as of its date of issue and at the Initial Public Closing Time did not and will not contain an untrue statement of a material fact or omit to state a mate rial fact necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading. This representation and warranty shall not, however, apply to any statement or omission in the Registration Statement or Prospectus made in reliance upon and in conformity with information relating to the Trading Advisor, the Broker or any cash manager and furnished or approved in writing by the Trading Advisor, the Broker or any cash manager.

                  (h) Arthur F. Bell, Jr. & Associates, L.L.C., the accountants who certified the financial statements of the General Partner and the Fund filed with the SEC as part of the Registration Statement, are independent public accountants with respect to the General Partner and the Fund as required by the 1933 Act and the SEC Regulations.


                  (i) The financial statements filed as part of the Registration Statement and those included in the Prospectus present fairly the financial position of the Fund and of the General Partner as of the dates indicated; and said financial statements have been prepared in conformity with generally accepted accounting principles (as described therein), or, in the case of unaudited financial statements, in substantial conformity with generally accepted accounting principles, applied on a basis which is consistent in all material respects for each balance sheet date presented.

                  (j) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change in the condition, financial or otherwise, business or prospects of the General Partner or the Fund, whether or not arising in the ordinary course of business.

                  (k) The Advisory Agreement, the Limited Partnership Agreement, the Additional Selling Agents Agreement and this Agreement have each been duly and validly authorized, executed and delivered by the General Partner for itself and on behalf of the Fund, and each constitutes a legal, valid and binding agreement of the Fund and the General Partner enforceable in accordance with its terms. The Investment Advisory Agreement and the Customer Agreement have both been duly and validly authorized, executed and delivered by the General Partner on behalf of the Fund.


                  (l) The execution and delivery of the Limited Partnership Agreement, the Customer Agreement, the Investment Advisory Agreement, the Additional Selling Agents Agreement, the Advisory Agreement and this Agreement, the incurrence of the obligations set forth in each of such agreements and the consummation of the transactions contemplated therein and in the Prospectus will not constitute a breach of, or default under, any instrument by which either the General Partner or the Fund, as the case may be, is bound or any order, rule or regulation applicable to the General

         Partner or the Fund of any court or any governmental body or administrative agency having jurisdiction over the General Partner or the Fund.


                  (m) There is not pending, or, to the best of the General Partner's knowledge threatened, any action, suit or proceeding before or by any court or other governmental body to which the General Partner or the Fund is a party, or to which any of the assets of the General Partner or the Fund is subject, which is not referred to in the Prospectus and which might reasonably be expected to result in any material adverse change in the condition (financial or otherwise), business or prospects of the General Partner or the Fund or is required to be disclosed in the Prospectus pursuant to applicable CFTC regulations. The General Partner has not received any notice of an investigation or warning letter from the NFA or the CFTC regarding non-compliance by the General Partner with the Commodity Act or the regulations thereunder.

                  (n) The General Partner has all federal and state governmental, regulatory and commodity exchange approvals and licenses, and has effected all filings and registrations with federal and state governmental agencies required to conduct its business and to act as described in the Registration Statement and Prospectus or required to perform its obligations as described under the Limited Partnership Agreement and this Agreement (including, without limitation, registration as a commodity pool operator under the Commodity Act and membership in the NFA as a commodity pool operator), and the performance of such obligations will not contravene or result in a breach of any provision of its certificate of incorporation, by-laws or any agreement, order, law or regulation binding upon it. The principals of the General Partner identified in the Registration Statement are all of the principals of the General Partner, as "principals" is defined by the CFTC regulations. Such principals are duly registered as such on the General Partner's commodity pool operator Form 7-R registration.

                  (o) The Fund does not require any federal or state governmental, regulatory or commodity exchange approvals or licenses, or need to effect any filings or registrations with any federal or state governmental agencies in order to conduct its businesses and to act as contemplated by the Registration Statement and Prospectus and to issue and sell the Units (other than filings relating solely to the offering of the Units), and to trade in the commodity markets.

                  (p) None of the General Partner or any principal or affiliate thereof has "operated," since January 1, 1991, any commodity pool, within the meaning of the CFTC's Part 4 Regulations, the performance of which is not included in the Prospectus.


                  Section 2. Representations and Warranties of the Selling Agent. The Selling Agent represents and warrants to the Fund, the General Partner, the Trading Advisor and the Broker as follows:

                  (a) The Selling Agent is a corporation duly organized and validly existing and in good standing under the laws of the State of Texas and in good standing and qualified to do business in each jurisdiction in which the nature or conduct of its business requires such qualification and the failure to be duly qualified would materially adversely affect the Selling Agent's ability to perform its obligations hereunder. The Selling Agent has full corporate power and authority to perform its obligations under this Agreement and as described in the Registration Statement and Prospectus.

                  (b) All references to the Selling Agent and its principals in the Registration Statement and Prospectus are accurate and complete in all material respects, and set forth in all material respects the information required to be disclosed therein under the Commodity Act and the rules and regulations thereunder. As to the Selling Agent and its principals, (i) the Registration Statement and Prospectus contain all statements and information required to be included therein under the Commodity Act and the rules and regulations thereunder, (ii) the Registration Statement as of its effective date did not contain any misleading or untrue statement of a material fact or omit to state a material fact which is required to be stated therein or necessary to make the statements therein not misleading and (iii) the Prospectus at its date of issue and as of the Initial Public Closing Time did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, in light of the circumstances under which such statements were made.


                  (c) The Selling Agent has all federal and state governmental, regulatory and commodity exchange licenses and approvals, and has effected all filings and registrations with federal and state governmental and regulatory agencies required to conduct its business and to act as described in the Registration Statement and Prospectus or required to perform its obligations under this Agreement, and the performance of such obligations will not violate or result in a breach of any provision of the Selling Agent's certificate of incorporation, by-laws or any agreement, instrument, order, law or regulation binding upon the Selling Agent.


                  (d) This Agreement has been duly authorized, executed and delivered by the Selling Agent and constitutes a valid, binding and enforceable agreement of the Selling Agent in accordance with its terms.

                  (e) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as may otherwise be stated in or contemplated by the Registration Statement and the Prospectus, there has not been any material adverse change in the condition, financial or otherwise, business or prospects of the Selling Agent, whether or not arising in the ordinary course of business.

                  (f) In the ordinary course of its business, the Selling Agent may be engaged in civil litigation and subject to administrative proceedings. Neither the Selling Agent nor any of its principals have been the subject of any administrative, civil, or criminal actions within the five years preceding the date hereof that would be material to an investor's decision to purchase the Units which are not disclosed in the Prospectus.

                  (g) The execution and delivery of this Agreement, the incurrence of the obligations set forth herein and the consummation of the transactions contemplated herein and in the Prospectus will not constitute a breach of, or default under, any instrument by which the Selling Agent is bound or any order, rule or regulation applicable to the Selling Agent of any court or any governmental body or administra tive agency having jurisdiction over the Selling Agent.

                  Section 3. Representations and Warranties of the Trading Advisor. The Trading Advisor represents and warrants to the Fund, the Selling Agent, the Broker and the General Partner as follows:

                  (a) The Trading Advisor is a corporation duly organized and validly existing and in good standing under the laws of the State of New York and in good standing as a foreign corporation in each other jurisdiction in which the nature or conduct of its business requires such qualification and the failure to be duly qualified would materially affect the Trading Advisor's ability to perform its obligations under this Agreement and the Advisory Agreement. The Trading Advisor has full corporate power and authority to perform its obligations under this Agreement and the Advisory Agreement as described in the Registration Statement and Prospectus.

                  (b) All references to the Trading Advisor and its principals, and its trading systems, methods and performance in the Registration Statement and the Prospectus are accurate and complete in all material respects. As to the Trading Advisor, each of the principals of the Trading Advisor, the Trading Strategy and the Trading Advisor's trading systems, strategies and performance, (i) the Registration Statement and Prospectus contain all statements and information required to be included therein under the Commodity Act and the rules and regulations thereunder, (ii) the Registration Statement (with respect to the information relating to the Trading Advisor) as of its effective date did not contain any misleading or untrue statement of a material fact or omit to state a material fact which is required to be stated therein or necessary to make the statements therein not misleading and (iii) the Prospectus (with respect to information relating to the Trading Advisor) at its date of issue and as of the Initial Public Closing Time, as supplemented, did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, in light of the circumstances under which such statements were made. Except as otherwise disclosed in the Prospectus or identified in writing to the General Partner on or prior to the date hereto, the actual performance of each discretionary account directed by the Trading Advisor or any principal or affiliate of the Trading Advisor for the periods covered by the perform-ance summaries set forth in the Prospectus is disclosed in accordance with the requirements of the Commodity Act and the rules and regulations thereunder (or as otherwise permitted by the Staff of the Division of Trading and Markets). The information, performance summaries and monthly rates of return relating to the performance of the Trading Advisor comply in all material respects with the disclosure requirements of the rules and regulations of the CFTC under the Commodity Act. The performance summaries in the Prospectus (as applicable to the Trading Advisor) have been calculated in the manner set forth in the notes thereto.

                  (c) The Advisory Agreement and this Agreement have each been duly and validly authorized, executed and delivered on behalf of the Trading Advisor and both constitute valid, binding and enforceable agreements of the Trading Advisor in accordance with their terms.


                  (d) The Trading Advisor has all federal and state governmental, regulatory and commodity exchange licenses and approvals and has effected all filings and registrations with federal and state governmental and regulatory agencies required to conduct its business and to act as described in the Registration Statement and Prospectus or required to perform its obligations under this Agreement and the Advisory Agreement (including, without limitation, registration of the Trading Advisor as a commodity trading advisor under the Commodity Act and membership of the Trading Advisor as a commodity trading advisor in the NFA), and the performance of such obligations will not violate or result in a breach of any provision of the Trading Advisor's Certificate of Incorporation, By-laws or any agreement, instrument, order, law or regulation binding on the Trading Advisor. The principals of the Trading Advisor are duly listed as such on the Trading Advisor's commodity trading advisor Form 7-R registration.


                  (e) Management by the Trading Advisor of an account for the Fund in accordance with the terms hereof and of the Advisory Agreement, and as described in the Prospectus, will not require any registration under, or violate any of the provisions of, the Investment Advisers Act of 1940.

                  (f) Neither the Trading Advisor nor any principal of the Trading Advisor will use or distribute any preliminary prospectus, Prospectus, amended or supplemented Prospectus or selling literature nor engage in any selling activities whatsoever in connection with the offering of the Units.

                  (g) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as may otherwise be stated in or contemplated by the Registration Statement and the Prospectus, there has not been any material adverse change in the condition, financial or otherwise, business or prospects of the Trading Advisor, whether or not arising in the ordinary course of business.

                  (h) The execution and delivery of this Agreement and the Advisory Agreement, the incurrence of the obligations herein and therein set forth and the consummation of the transactions contemplated herein and therein and in the Prospectus will not constitute a breach of, or default under, any instrument by which the Trading Advisor is bound or any order, rule or regulation applicable to the Trading Advisor of any court or any governmental body or administrative agency having jurisdiction over the Trading Advisor.

                  (i) There is not pending, or to the best of the Trading Advisor's knowledge threatened, any action, suit or proceeding before or by any court or other govern mental body to which the Trading Advisor is a party, or to which any of the assets of the Trading Advisor is subject, which might reasonably be expected to result in any material adverse change in the condition, financial or otherwise, business or prospects of the Trading Advisor. The Trading Advisor has not received any notice of an investigation or warning letter from the NFA or the CFTC regarding non-compliance by the Trading Advisor with the Commodity Act or the regulations thereunder.

                  (j) The Trading Advisor has not received, and is not entitled to receive, directly or indirectly, any commission, finder's fee, similar fee or rebate from any person in connection with the organization or operation of the Fund.

                  Section 4. Representations and Warranties of the Broker. The Broker represents and warrants to the Fund, the General Partner, the Trading Advisor and the Selling Agent, as follows:

                  (a) The Broker is a corporation duly organized and validly existing and in good standing under the laws of the State of Illinois and in good standing and qualified to do business in each jurisdiction in which the nature or conduct of its business requires such qualification and the failure to be duly qualified would materially adversely affect the Broker's ability to perform its obligations hereunder or under the Customer Agreement. The Broker has full corporate power and authority to perform its obligations under the Customer Agreement and this Agreement and as described in the Registration Statement and Prospectus.


                  (b) All references to the Broker in the Registration Statement and Prospectus are accurate and complete in all material respects, and set forth in all material respects the information required to be disclosed therein under the Commodity Act and the rules and regulations thereunder. As to the Broker, (i) the Registration Statement and Prospectus contain all statements and information required to be included therein under the Commodity Act and the rules and regulations thereunder, (ii) the Registration Statement as of its effective date did not contain any misleading or untrue statement of a material fact or omit to state a material fact which is required to be stated therein or necessary to make the statements therein not misleading and (iii) the Prospectus at its date of issue and as of the Initial Public Closing Time did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, in light of the circumstances under which such statements were made.


                  (c) The Broker has all federal and state governmental, regulatory and commodity exchange licenses and approvals, and has effected all filings and registrations with federal and state governmental and regulatory agencies required to conduct its business and to act as described in the Registration Statement and Prospectus or required to perform its obligations under the Customer Agreement and this Agreement (including, without limitation, registration of the Broker as a futures commission merchant under the Commodity Act and membership of the Broker as a futures commission merchant in the NFA), and the performance of such obligations will not violate or result in a breach of any provision of the Broker's certificate of incorporation, by-laws or any agreement, instrument, order, law or regulation binding upon the Broker.


                  (d) This Agreement and the Customer Agreement have been duly authorized, executed and delivered by the Broker, and constitute valid, binding and enforceable agreements of the Broker in accordance with their terms.

                  (e) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as may otherwise be stated in or contemplated by the Registration Statement and the Prospectus, there has not been any material adverse change in the condition, financial or otherwise, business or prospects of the Broker, whether or not arising in the ordinary course of business.

                  (f) In the ordinary course of its business, the Broker is engaged in civil litigation and subject to administrative proceedings. Neither the Broker nor any of its principals have been the subject of any administrative, civil, or criminal actions within the five years preceding the date hereof that would be material to an investor's decision to purchase the Units which are not disclosed in the Prospectus.

                  (g) The execution and delivery of the Customer Agreement and this Agreement, the incurrence of the obligations set forth herein and therein and the con summation of the transactions contemplated herein and therein and in the Prospectus will not constitute a breach of, or default under, any instrument by which the Broker is bound or any order, rule or regulation applicable to the Broker of any court or any governmental body or administrative agency having jurisdiction over the Broker.

                  Section 5.  Offering and Sale of Units.

                  (a) The Selling Agent is hereby appointed the principal selling agent of the Fund (although as described herein it is contemplated that certain Additional Selling Agents (including those introduced to the Selling Agent by Wholesalers), Wholesalers and Correspondents may also market Units provided each of such Additional Selling Agents, Wholesalers and Correspondents is duly registered as a broker-dealer in each jurisdiction in which such person markets Units) during the term herein specified for the purpose of finding acceptable subscribers for the Fund through a public offering. The Initial Public Offering Period shall continue until the first full month after the Registration Statement has been declared effective (the "Initial Public Offering Period"; such date being hereafter referred to as the "Initial Public Offering Termination Date"). Thereafter, Units may be sold as of the beginning of each month, as determined by the General Partner (the "Ongoing Public Offering Period"; such subsequent sale dates being hereinafter referred to as "Subsequent Public Closing Times"). The Initial Public Offering Period and the Ongoing Public Offering Period shall be referred to herein as the "Public Offering Period." Subject to the performance by the General Partner of all its obligations to be performed hereunder, and to the completeness and accuracy in all material respects of all the representations and warranties of the General Partner, the Broker and the Trading Advisor contained herein, the Selling Agent hereby accepts such agency and agrees on the terms and conditions herein set forth to use its best efforts during the Public Offering Period to find acceptable subscribers for the Units at a public offering price of 101% of Net Asset Value (including the 1% organizational charge referred to below), each subscriber being required to make a minimum subscription of at least $10,000, except for
         (i) trustees or custodians of eligible tax-exempt accounts and individual retirement accounts and (ii) Limited Partners subscribing for additional Units, where the minimum subscription is $5,000. It is understood that the Selling Agent's agreement to use its best efforts to find acceptable subscribers for the Units shall not prevent it from acting as a selling agent or underwriter for the securities of other issuers which may be offered or sold during the Public Offering Period.

                  (b) At the Initial Public Offering Closing Time the General Partner shall notify the Selling Agent of the aggregate number of Units for which the General Partner has received acceptable subscriptions and payment of the purchase price for the Units may, if the General Partner so elects, be made at the office of ProFutures, Inc., 11612 Bee Cave Road, Suite 100, Austin, Texas 78733, or at such other place as shall be agreed upon between the Selling Agent and the General Partner, at 10:00 A.M., Texas time, on the fifth full business day after the day on which the General Partner notifies the Selling Agent of the number of Units for which subscriptions have been accepted or such other day and time as shall be agreed upon between the Selling Agent and the General Partner (the "Initial Public Closing Time").


                  (c) An organizational charge of 1% of the Net Asset Value of the Units subscribed for will be paid to the General Partner by each subscriber. The General

         Partner has paid all actual costs of organizing the Fund and conducting the public offering of the Units. To the extent that the aggregate 1% organizational charge is less than the actual costs, the General Partner will pay the costs. To the extent that the aggregate 1% organizational charge collected exceeds the actual costs, the excess amount will be paid to the Selling Agent. Such payment could be deemed to be a selling commission. The Additional Selling Agents, if any, shall be compensated as set forth in the Additional Selling Agents Agreement attached hereto as Exhibit A.


                  (d) The Selling Agent will compensate its own Registered Representatives pursuant to the Selling Agent's standard compensation procedures. The Selling Agent will pay, from funds received from the General Partner, Additional Selling Agents initial selling commissions of up to 3% of the Net Asset Value of each Unit sold by the Registered Representatives of each such Additional Selling Agent. In the case of an Additional Selling Agent introduced by a Wholesaler, the Selling Agent will pay such Wholesaler a portion of the up to 3% per Unit selling commissions depending upon the Wholesaler's arrangements with the Additional Selling Agent. Ongoing compensation, of up to 2% per annum of the month-end Net Asset Value of the Units attributable to Units sold by a Registered Representative of the Additional Selling Agent which remain outstanding for more than twelve months (including the month as of the end of which such Units are redeemed) will also be paid to the Selling Agent, from funds received from the General Partner, provided that such Additional Selling Agent is and remains registered with the CFTC as a futures commission merchant or introducing broker and is a member in good standing with NFA in such capacity and agrees to provide the additional services described below. For purposes of determining when ongoing compensation should begin to accrue, Units sold during the Initial Offering Period shall not be deemed to be outstanding until the Initial Closing Time.

                  The ongoing compensation described in the foregoing paragraph shall be paid only in respect of Registered Representatives registered with the CFTC as associated persons of the Additional Selling Agent who have satisfied all applicable proficiency requirements (including those imposed by the NASD as a condition of receiving such ongoing compensation) by either passing the Series 3 National Commodity Futures Exam or the Series 31 exam or being "grandfathered" from having to do so who sold outstanding Units in their capacity as registered representatives of an Additional Selling Agent and who agree to provide additional services in connection with such Units, including but not limited to: (i) inquiring of the General Partner from time to time, at the request of a Limited Partner, as to the Net Asset Value of a Unit;
         (ii) inquiring of the General Partner from time to time, at the request of a Limited Partner, regarding the commodities markets and the Fund;
         (iii) assisting, at the request of the General Partner, in the redemption of Units sold by such Registered Representative; and (iv) responding to questions of Limited Partners from time to time with respect to monthly account statements, annual reports and financial statements furnished to Limited Partners; and (v) providing such services to the Limited Partners as the General Partner may, from time to time, reasonably request.

                  Ongoing compensation shall be credited and paid only in respect of Units sold by Registered Representatives who are eligible to receive such ongoing compensation as described above. No ongoing compensation whatsoever shall be credited, paid or accrued on any Units sold by Registered Representatives not then eligible to receive such ongoing compensation. The Additional Selling Agent may receive such ongoing compensation with respect to particular Units where substitute Registered Representatives who are appropriately registered agree in writing to perform the services described in this Section 5(d) above with respect to such Units ("Substitute Registered Representatives"). Such ongoing compensation shall be paid monthly.


                  In the event that the payment of ongoing compensation is restricted by the NASD, the Selling Agent's payments of such ongoing compensation shall be limited to the maximum amount permissible pursuant to such restrictions.


                  Additional Selling Agents will receive an installment selling commission of up to 2% per annum of the month-end Net Asset Value of Units remaining outstanding after the twelfth month following their sale by such Additional Selling Agent if: (i) the Additional Selling Agents are not registered with NFA as futures commissions merchants or introducing brokers; (ii) the Registered Representatives engaged in the sale of Units are not registered as associated persons of a futures commissions merchant or introducing broker; or (iii) the Additional Selling Agents or their registered representatives engaged in the sale of Units do not agree to provide ongoing services to the purchasers of Units. Installment selling commissions, if any, will be paid by the Selling Agent from funds received from the General Partner. Installment selling commissions are limited such that the sum of the initial selling commission and the aggregate installment selling commissions paid such Additional Selling Agents may not exceed 9% of the Net Asset Value, at the time of sale, of Units sold by such Additional Selling Agents.

                  In the case of an Additional Selling Agent introduced by a Wholesaler, the Selling Agent will pay a portion of the up to 2% per annum monthly ongoing compensation or installment selling commissions to the Wholesaler depending upon the Wholesaler's arrangement with the Additional Selling Agent; provided, however, that such wholesaler shall not receive in excess of 9% of the initial Net Asset Value of the Units sold by such Additional Selling Agent when aggregated with the selling commissions and/or ongoing compensation payed to such Additional Selling Agent.


                  In respect of Correspondents selected by an Additional Selling Agent (with the consent of the General Partner and the Selling Agent), the Selling Agent shall pay such Additional Selling Agent selling commissions and ongoing compensation or installment sales commissions as set forth above, a portion (as agreed between such Additional Selling Agent and each such Correspondent) of which shall be passed on by the Additional Selling Agent to such Correspondents.

                  (e) The Selling Agent will use its best efforts to find eligible persons to purchase the Units on the terms stated herein and in the Registration Statement and Prospectus. It is understood that the Selling Agent has no commitment with regard to the sale of the Units other than to use its best efforts. In connection with the offer and sale of the Units, the Selling Agent represents that it will comply fully with all applicable laws, and the rules of the NASD, the SEC, the CFTC, state securities administrators and any other regulatory body. In particular, and not by way of limitation, the Selling Agent represents and warrants that it is aware of Rule 2810 of the NASD and that it will comply fully with all the terms thereof in connection with the offering and sale of the Units. The Selling Agent shall not execute any sales of Units from a discretionary account over which it has control without prior written approval of the customer in whose name such discretionary account is maintained.


                  The Selling Agent agrees not to recommend the purchase of Units to any subscriber unless the Selling Agent shall have reasonable grounds to believe, on the basis of information obtained from the subscriber concerning, among other things, the subscriber's investment objectives, other investments, financial situation and needs, that the subscriber is or will be in a financial position appropriate to enable the subscriber to realize to a significant extent the benefits of the Fund, including tax benefits described in the Prospectus; the subscriber has a fair market net worth sufficient to sustain the risks inherent in participating in the Fund, including loss of investment and lack of liquidity; and the Units are otherwise a suitable investment for the subscriber. The Selling Agent agrees to maintain files of information disclosing the basis upon which the Selling Agent determined that the suitability requirements of Section (b)(2) of Rule 2810 of the NASD were met as to each subscriber (the basis for determining suitability may include the Subscription Agreements and Powers of Attorney and other certificates submitted by subscribers). The Selling Agent represents and warrants that it has reasonable grounds to believe, based on information in the Prospectus and information to which the Selling Agent has had access due to its affiliation with the General Partner, that all material facts relating to an investment in the Units are adequately and accurately disclosed in the Prospectus. In connection with making the foregoing representations and warranties, the Selling Agent further represents and warrants that it has, among other things, examined the Prospectus and obtained such additional information from the General Partner and the Trading Advisor regarding the information set forth thereunder as the Selling Agent has deemed necessary or appropriate to determine whether the Prospectus adequately and accurately discloses all material facts relating to an investment in the Fund and provides an adequate basis to subscribers for evaluating an investment in the Units. In connection with making the representations and warranties set forth in this paragraph, the Selling Agent has not relied on inquiries made by or on behalf of any other parties.

                  The Selling Agent agrees to inform all prospective purchasers of Units of all pertinent facts relating to the liquidity and marketability of the Units as set forth in the Prospectus.

                  (f) None of the Selling Agent, the Fund or the General Partner shall, directly or indirectly, pay or award any finder's fees, commissions or other compensation to any person engaged by a potential investor for investment advice as an inducement to such advisor to advise the purchase of Units; provided, however, the normal sales commissions payable to a registered broker-dealer or other properly licensed person for selling Units shall not be prohibited hereby.

                  (g) All payments for subscriptions shall be made by deposit of check or transfer of funds to the custodial account of the Fund as described in the Prospectus.

                  (h) The General Partner agrees to cause its counsel to prepare and deliver to the Selling Agent a Blue Sky Survey which shall set forth, for the guidance of the Selling Agent, in which United States jurisdictions the Units may be offered and sold. It is understood and agreed that the Selling Agent may rely, in connection with the offering and sale of Units in any jurisdiction, on advice given by such counsel as to the legality of the offer or sale of the Units in such jurisdiction, provided, however, that the Selling Agent shall be responsible for compliance with all applicable laws, rules and regulations with respect to the actions of its employees, acting as such, in connection with sales of Units in any jurisdiction.

                  Section 6.  Covenants of the General Partner.

                  (a) The General Partner will notify the Selling Agent, the Broker and the Trading Advisor immediately and confirm such notification in writing (i) when any amendment to the Registration Statement shall have become effective, (ii) of the receipt of any comments from the SEC, CFTC or any other Federal or state regulatory body with respect to the Registration Statement, (iii) of any request by the SEC, CFTC or any other Federal or state regulatory body for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information relating thereto and
         (iv) of the issuance by the SEC, CFTC or any other Federal or state regulatory body of any order suspending the effectiveness of the Registration Statement under the 1933 Act, the CFTC registration or NFA membership of the General Partner as a commodity pool operator, or the registration of Units under the Blue Sky or securities laws of any state or other jurisdiction or any order or decree enjoining the offering or the use of the then current Prospectus or of the institution, or notice of the intended institution, of any action or proceeding for that purpose.

                  (b) The General Partner will deliver to the Selling Agent, as soon as available, a conformed copy of each amendment to the Registration Statement as originally filed including the Exhibits thereto, and will also deliver to the Selling Agent such additional number of conformed copies of the Registration Statement as originally filed and of each amendment thereto (including Exhibits) as the Selling Agent shall reasonably require.

                  (c) The General Partner will deliver to the Selling Agent as promptly as practicable from time to time during the period when the Prospectus is required to be delivered under the 1933 Act, such number of copies of the Prospectus (as amended or supplemented) as the Selling Agent, Wholesalers, Additional Selling Agents and Correspondents may reasonably request for the purposes contemplated by the 1933 Act or the SEC Regulations.

                  (d) During the period when the Prospectus is required to be delivered pursuant to the 1933 Act, the General Partner and the Fund will use best efforts to comply with all requirements imposed upon them by the 1933 Act and the Commodity Act, each as now and hereafter amended, and by the SEC Regulations and rules and regulations of the CFTC, as from time to time in force, so far as necessary to permit the continuance of sales of, or dealings in, the Units during such period in accordance with the provisions hereof and as set forth in the Prospectus.

                  (e) If any event relating to or affecting the General Partner or the Fund shall occur as a result of which it is necessary, in the reasonable opinion of the Selling Agent, to amend or supplement the Prospectus in order to make the Prospectus not materially misleading in light of the circumstances existing at the time it is delivered to a subscriber, the General Partner and the Fund will forthwith prepare and furnish to the Selling Agent, at the expense of the General Partner, a reasonable number of copies of an amendment or amendments of, or a supplement or supplements to, the Prospectus which will amend or supplement the Prospectus so that as amended or supplemented it will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at the time the Prospectus is delivered to a subscriber, not misleading. No such amendment or supplement shall be filed without the approval of the Selling Agent, the Broker and the Trading Advisor.

                  (f) The General Partner will use best efforts to qualify the Units for offer and sale under applicable securities or "Blue Sky" laws and continue such qualification throughout the Offering Period, provided that in no event shall the General Partner or the Fund be obligated to (i) take any action which would subject it to service of process in suits other than those arising out of the offering or sale of the Units, or taxes, in any jurisdiction where either is not now so subject, (ii) change any material term in the Registration Statement or
         (iii) expend a sum of money considered unreasonable by the General Partner.

                  Section 7.  Covenants of the Trading Advisor.

                  (a) The Trading Advisor agrees to cooperate, to the extent reasonably requested by the General Partner, in the preparation of any amendments or supplements relating to itself to the Registration Statement and the Prospectus.

                  (b) During the period when the Prospectus is required to be delivered under the 1933 Act, the Trading Advisor agrees to notify the General Partner immediately upon discovery of any untrue or misleading statement regarding it, its operations or any of its principals or of the occurrence of any event or change in circumstances which would result in there being any untrue or misleading statement or an omission in the Prospectus or Registration Statement regarding it, its operations or any of its principals or result in the Prospectus not including all information relating to the Trading Advisor and its principals required pursuant to CFTC regulations. During such period, the Trading Advisor shall promptly inform the General Partner if it is necessary to amend or supplement the Prospectus in order to make the Prospectus not materially misleading in light of the circumstances existing at the time the Prospectus is delivered to a subscriber.

                  Section 8.  Covenants of the Broker.

                  (a) The Broker agrees to cooperate, to the extent reasonably requested by the General Partner, in the preparation of any amendments or supplements relating to itself to the Registration Statement and the Prospectus.

                  (b) During the period when the Prospectus is required to be delivered under the 1933 Act, the Broker agrees to notify the General Partner immediately upon discovery of any untrue or misleading statement regarding it, its operations or any of its principals or of the occurrence of any event or change in circumstances which would result in there being any untrue or misleading statement or an omission in the Prospectus or Registration Statement regarding it, its operations or any of its principals or result in the Prospectus not including all information relating to the Broker and its principals required pursuant to CFTC regulations. During such period, the Broker shall promptly inform the General Partner if it is necessary to amend or supplement the Prospectus in order to make the Prospectus not materially misleading in light of the circumstances existing at the time the Prospectus is delivered to a subscriber.

                  Section 9. Payment of Expenses and Fees. The General Partner will pay all expenses incident to the performance of the obligations of the General Partner and the Fund hereunder, including: (i) the printing and delivery to the Selling Agent in quantities as hereinabove stated of copies of the Registration Statement and all amendments thereto, of the Prospectus and any supplements or amendments thereto, and of any supplemental sales materials;
(ii) the reproduction of this Agreement and the printing and filing of the Registration Statement and the Prospectus (and, in certain cases, the exhibits thereto) with the SEC, CFTC and NFA; (iii) the qualification of the Units under the securities or "Blue Sky" laws in the various jurisdictions, including filing fees and the fees and disbursements of the General Partner's counsel incurred in connection therewith; (iv) the services of counsel and accountants for the General Partner and the Fund, including certain services of Arthur F. Bell, Jr. & Associates, L.L.C. in connection with their review of the performance records in the Prospectus; (v) the printing or reproduction and delivery to the Selling Agent of such number of copies as it may reasonably request of the Blue Sky Survey; and (vi) "road show" presentations (not including the expenses of the Trading Advisor and their personnel which shall be borne by the Trading Advisor).


                  The General Partner and the Selling Agent are each aware of the limitations imposed by Rule 2810 of the NASD on the aggregate selling commissions which may be received by the Selling Agent in connection with the offering and sale of the Units. The General Partner will in no event make any payments deemed by the NASD to constitute underwriting compensation to the Selling Agent nor shall the Selling Agent make any such payments to its own Registered Representatives or any Additional Selling Agents as described above, which would exceed 9.9% of the gross proceeds of the Units sold to the public. The General Partner shall not reimburse the Selling Agent for any due diligence expenses in connection with the offering.


                  Section 10. Conditions of Closing. The obligations of each of the parties hereunder are subject to the accuracy of the representations and warranties of the other parties hereto, to the performance by such other parties of their respective obligations hereunder and to the following further conditions:

                  (a) At the Initial Public Closing Time and each Subsequent Public Closing Time no order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceeding therefor initiated or threatened by the SEC and no objection to the content thereof shall have been expressed or threatened by the CFTC or the NFA.

                  (b) At the Initial Closing Time, Sidley & Austin, counsel to the General Partner, shall deliver to all the parties hereto its opinion, in form and substance satisfactory to each of the parties hereto, to the effect that:

                           (i) The Certificate of Limited Partnership pursuant
                  to which the Fund has been formed and the Limited Partnership Agreement each provides for the subscription for and sale of the Units; all action required to be taken by the General Partner and the Fund as a condition to the subscription for and sale of the Units to qualified subscribers therefor has been taken; and, upon payment of the consideration therefor specified in the accepted Subscription Agreements and Powers of Attorney, the Units will constitute valid limited partnership interests in the Fund and each subscriber who pur chases Units will become a Limited Partner, subject to the requirement that each such purchaser shall have duly completed, executed and delivered to the Fund a Subscription Agreement and Power of

                  Attorney relating to the Units purchased by such party, that such purchaser meets all applicable suitability standards as set forth in the Prospectus and that the representations and warranties of such purchaser in the Subscription Agreement and Power of Attorney are true and correct.

                           (ii) The Fund is a limited partnership duly organized
                  pursuant to the Certificate of Limited Partnership, the Limited Partnership Agreement and DRULPA and validly existing under the laws of the State of Delaware with partnership power and authority to conduct the business in which it proposes to engage as described in the Prospectus; the Fund has qualified to do business in Texas and need not effect any other filings or qualifications under the laws of the United States and the States of Illinois, New York, Texas and California and the District of Columbia in order to preserve the status of the Fund as a limited partnership or to enable the Fund to perform its obligations under the Advisory Agreement and this Agreement and to conduct the business in which it proposes to be engaged as described in the Prospectus.

                           (iii) The General Partner is duly organized and
                  validly existing and in good standing as a corporation under the laws of the State of Texas with corporate power and authority to act as general partner of the Fund, and is qualified to do business and is in good standing as a foreign corporation in each other jurisdiction in which the failure to so qualify might, in their opinion, reasonably be expected to result in material adverse consequences to the Fund. The General Partner has full corporate power and authority to perform its obligations as described in the Registration Statement and Prospectus.

                           (iv) Each of the General Partner (including the
                  principals, as defined in the Commodity Act, of the General Partner) and the Fund has all Federal and state governmental and regulatory licenses and approvals and has received or made all filings and registrations with Federal and state governmental and regulatory agencies necessary in order for each of the General Partner and the Fund to conduct its business as described in the Registration Statement and Prospectus, and, to the best of their knowledge, none of such approvals, licenses or registrations have been rescinded or revoked.

                           (v) Each of the Limited Partnership Agreement, the
                  Advisory Agreement, the Customer Agreement, the Investment Advisory Agreement, the Additional Selling Agents Agreement and this Agreement has been duly and validly authorized, executed and delivered by or on behalf of the General Partner or the Fund (as the case may be) and assuming that such agreements are legal, valid and binding on the other parties hereto and thereto, each of the Limited Partnership Agreement, the Advisory Agreement, the Customer Agreement, the Investment Advisory Agreement, the Additional Selling Agents Agreement and this Agreement constitutes a legal, valid and binding agreement of the General Partner or the Fund (as the case may be) enforceable in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability relating to or affecting the enforcement of creditors' rights and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

                           (vi) The execution and delivery of this Agreement,
                  the Limited Partnership Agreement, the Customer Agreement, the Investment Advisory Agreement, the Additional Selling Agents Agreement and the Advisory Agreement and the incurrence of the obligations herein and therein set forth and the consummation of the transactions contemplated herein and therein and in the Prospectus will not be in contravention of any of the provisions of the General Partner's certificate of incorporation or by-laws, of the Limited Partnership Agreement, and, to their knowledge, will not constitute a breach of, or default under, any instrument by which the General Partner or the Fund is bound or any order, rule or regulation applicable to the General Partner or the Fund of any court or any governmental body or administrative agency having jurisdiction over the General Partner or the Fund.

                           (vii) To their knowledge, there are no actions,
                  claims or proceedings pending or threatened in any court or before or by any governmental or administrative body, nor have there been any such suits, claims or proceeding within the last five years, to which the General Partner (or any principal of the General Partner) or the Fund is or was a party, or to which any of their assets is or was subject, which are required to be, but are not disclosed in, the Registration Statement or Prospectus or which might reasonably be expected to materially adversely affect the condition (financial or otherwise), business or prospects of the General Partner or the Fund.

                           (viii) No authorization, approval or consent of any
                  governmental authority or agency is necessary in connection with the subscription for and sale of the Units, except such as may be required under the 1933 Act, the Commodity Act, NFA compliance rules or applicable securities or "Blue Sky" laws.

                           (ix) The terms and provisions of the Limited
                  Partnership Agreement, the Customer Agreement, the Advisory Agreement, the Investment Advisory Agreement, the Additional Selling Agents Agreement and this Agreement conforms in all material respects to descriptions thereof contained in the Prospectus.

                           (x) The Registration Statement is effective under the
                  1933 Act and, to the best of their knowledge, no proceedings for a stop order are pending or threatened under Section 8(d) of the 1933 Act.

                           (xi) At the time the Registration Statement initially
                  became effective and at the time any post-effective amendment thereto became effective, the Registration Statement, and at the time the Prospectus and any amendments or supplements thereto were first issued, the Prospectus, complied as to form in all material respects with the requirements of the 1933 Act, the SEC Regulations under the 1933 Act and CFTC regulations. Nothing has come to their attention that would lead them to believe that with respect to the General Partner and the Selling Agent (a) at the time the Registration Statement initially became effective and at the time any post-effective amendment thereto became effective, the Registration Statement contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (b) the Prospectus as first issued or as subsequently issued or at the Initial Public Closing Time contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that such counsel need express no opinion (A) as to the financial statements, notes thereto and other financial or statistical data set forth in the Registration Statement and Prospectus or
                  (B) as to any performance data set forth in the Registration Statement, and Prospectus, including the performance summaries (and the notes thereto) in the Registration Statement and Prospectus, except that such counsel shall opine, without rendering any opinion as to the accuracy of the information in the performance summaries, that such the performance summaries comply as to form in all material respects with applicable CFTC rules.

                           (xii) Such counsel confirm their opinion, a form of
                  which appears as Exhibit 8.01 to the Registration Statement, that the sum mary of Federal income tax consequences to Limited Partners set forth under the caption "Tax Consequences" in the Prospectus accurately describes the material tax consequences set forth therein and that such counsel further confirm their advice to the General Partner explicitly set forth therein and in such
                  Exhibit 8.01.

                           (xiii) To the best of their knowledge, (a) there are
                  no contracts, indentures, mortgages, loan agreements, leases or other documents of a character required to be described or referred to in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed as exhibits thereto, and with respect to the existing contracts, indentures, mortgages, loan agreements, leases and other documents so described, referred to or filed, the descriptions thereof, references thereto or copies so filed are correct in all material respects, and (b) no material default on the part of the General Partner or the Fund exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract or lease so described or filed.

                           (xiv) Assuming operation in accordance with the
                  Prospectus, the Fund, at Closing Time, is not an "investment company" as that term is defined in the Investment Company Act of 1940, as amended.

         In rendering the opinions set forth above, Sidley & Austin may rely as to certain matters relating to the General Partner on Fishman, Jones, Walsh & Gray, P.C.

                  (c) Counsel to the Selling Agent shall deliver to all the parties hereto, an opinion to the effect that:

                           (i) The Selling Agent is duly organized and validly
                  existing and in good standing as a corporation under the laws of the State of Texas and is qualified to do business and in good standing as a foreign corporation in each jurisdiction in which such qualification is required and in which the failure to so qualify might, in such counsel's opinion, reasonably be expected to result in material adverse consequences to the Fund. The Selling Agent has full corporate power and authority to perform its obligations as described in the Registration Statement and Prospectus.

                           (ii) This Agreement has been duly authorized,
                  executed and delivered by the Selling Agent, and constitutes a legal, valid and binding agreement of the Selling Agent enforceable in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability relating to or affecting the enforcement of creditors' rights and by the effect of general principles of equity (regardless of whether enforceability is considered).

                           (iii) The Selling Agent has all Federal and state
                  governmental and regulatory licenses and approvals and has received or made all filings and registrations with Federal and state governmental and regulatory agencies necessary in order for the Selling Agent to conduct its business as described in the Registration Statement and Prospectus, and, to such counsel's knowledge, none of such approvals, licenses or registrations has been rescinded or revoked.

                           (iv) The execution and delivery of this Agreement,
                  the incurrence of the obligations herein set forth and the consummation of the transactions contemplated herein and in the Prospectus will not, to the best of such counsel's knowledge, constitute a breach of, or default under, any instrument known to such counsel by which the Selling Agent is bound or, any order, rule or regulation applicable to the Selling Agent, of any court or any governmental body or administrative agency having jurisdiction over the Broker.

                           (v) To such counsel's knowledge, there are no
                  actions, claims or proceedings pending or threatened in any court or before or by a governmental or administrative body, nor have there been any suits, claims or proceedings within the last five years, to which the Selling Agent (or any principal of the Selling Agent) is or was a party or to which any of its assets is or was subject, which are required to be disclosed in the Registration Statement or Prospectus or which might reasonably be expected to materially adversely affect the business of the Selling Agent.

                           (vi) Nothing has come to such counsel's attention
                  that would lead such counsel to believe that (a) at the time the Registration Statement initially became effective and at the time any post- effective amendment thereto became effective, insofar as the Selling Agent and its principals are concerned, the Registration Statement contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (b) the Prospectus as first filed pursuant to Rule 424(b) or as subsequently filed pursuant to Rule 424 or at the Initial Public Closing Time contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein relating to the Selling Agent or its principals, in light of the circumstances under which they were made, not mis leading.

                  (d) Counsel to the Trading Advisor shall deliver to the General Partner, the Broker and the Selling Agent an opinion as of the Initial Public Closing Time to the effect that:

                           (i) The Trading Advisor is a corporation duly
                  organized, validly existing and in good standing under the laws of the State of New York and is in good standing in each jurisdiction in which the nature or conduct of its business requires such qualification and in which the failure to so qualify might reasonably be expected to materially adversely affect the Fund, as described in the Registration Statement and Prospectus, and its ability to discharge its obligations under the Advisory Agreement and this Agreement.

                           (ii) Each of the Advisory Agreement and this
                  Agreement has been duly authorized, executed and delivered by the Trading Advisor and constitutes a valid, binding and enforceable agreement of the Trading Advisor in accordance with its terms, subject only to bankruptcy, insolvency, reorganization, moratorium or similar laws at the time in effect affecting the enforceability generally of rights of creditors and except as enforceability of the indemnification provisions contained in such Agreements may be limited by applicable law and the enforcement of specific terms or remedies may be unavailable.

                           (iii) The Trading Advisor (including the principals
                  of the Trading Advisor) has all material Federal and state governmental and regulatory licenses and approvals and has received or made all filings and registrations with Federal and state governmental and regulatory authorities necessary in order for the Trading Advisor to conduct its business as described in the Registration Statement and Prospectus (including, without limitation, performance of this Agreement and the Advisory Agreement) and, to the best of such counsel's knowledge, none of such approvals, licenses or registrations has been rescinded or revoked.

                           (iv) There is not pending or, to the best of such
                  counsel's knowledge, threatened any actions, suits or proceedings before or by any court or other governmental or administrative body, nor have there been any such suits, claims or proceedings within the last five years to which the Trading Advisor, or any of its principals, is or was a party, or to which any of their assets is or was subject, which are required to be, but are not disclosed in the Registration Statement or Prospectus or which might reasonably be expected to result in any material adverse change in the condition (financial or otherwise), business or prospects of the Trading Advisor.

                           (v) The execution and delivery of this Agreement and
                  the Advisory Agreement, the incurrence of the obligations herein and therein set forth and the consummation of the transactions contemplated herein, therein and in the Prospectus will not be in contraven-tion of any of the provisions of the certificate of incorporation or by-laws of the Trading Advisor, or, to the best of such counsel's knowledge, constitute a breach of, or default under, any instrument by which the Trading Advisor is bound or any order, rule or regulation applicable to the Trading Advisor of any court or any governmental body or administrative agency having jurisdiction over the Trading Advisor.

                           (vi) Nothing has come to such counsel's attention
                  that would lead such counsel to believe that (a) at the time the Registration Statement initially became effective and at the time any post-effective amendment thereto became effective, insofar as the Trading Advisor and its principals are concerned, the Registration Statement contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (b) the Prospectus as first filed pursuant to Rule 424(b) or as subsequently filed pursuant to Rule 424 or at the Initial Public Closing Time contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein relating to the Trading Advisor or its principals, in light of the circumstances under which they were made, not misleading; provided, however, that no counsel for the Trading Advisor need express an opinion or belief (A) as to the financial statements, notes thereto and other financial or statistical data and notes or descriptions thereto set forth in the Registration Statement and Prospectus or (B) as to the performance data and notes or descriptions thereto set forth in the Registration Statement, except that such counsel shall opine, without rendering any opinion as to the accuracy of the information in such performance summaries, that the performance summaries relating to the Trading Advisor set forth in the Prospectus comply as to form in all material respects with CFTC rules.

                  (e) At the Initial Public Closing Time, the General Partner shall deliver a certificate to the effect that: (i) no order suspending the effectiveness of the Registration Statement has been issued and to the best of its knowledge no proceedings therefor have been instituted or threatened by the SEC, the CFTC or other regulatory body; (ii) the representations and warranties of the General Partner contained herein are true and correct with the same effect as though expressly made at the Initial Closing Time and in respect of the Registration Statement as in effect at the Initial Public Closing Time; and (iii) the General Partner has performed all covenants and agreements herein contained to be performed on its part at or prior to the Initial Public Closing Time. Such certificate may state that the General Partner has relied upon the Trading Advisor to provide certain information relating to the Trading Advisor for use in the Registration Statement.

                  (f) The Trading Advisor shall deliver a report dated as of the Initial Public Closing Time which shall present, for the period from the date after the last day covered by the performance summaries in the Prospectus to the latest practicable day before the Initial Public Closing Time, figures which shall be a continuation of such performance records and which shall certify that such figures are accurate in all material respects. The Trading Advisor shall also certify that such performance summaries have been calculated in accordance with the notes to the applicable performance summaries in the Prospectus.

                  (g) If requested by the General Partner, at the time the Registration Statement initially becomes effective, Arthur F. Bell, Jr. & Associates, L.L.C. shall have delivered a letter, substantially in the form previously agreed upon by the Selling Agent and the General Partner.

                  (h) If requested by the General Partner, at the Initial Public Closing Time, Arthur F. Bell, Jr. & Associates, L.L.C. shall deliver a letter in a form satisfactory to the Selling Agent and the General Partner, substantially the same in scope and substance as the letter described in paragraph (h) of this Section 10, dated as of Initial Public Closing Time.

                  (i) At the Initial Public Closing Time, the Trading Advisor shall make an investment in the Units in accordance with the Advisory Agreement.

                  (j) At the Initial Public Closing Time, the Trading Advisor shall deliver a certificate to the effect that (i) the representations and warranties of contained herein are true and correct with the same effect as though expressly made at the Initial Public Closing Time,
         (ii) the Trading Advisor has performed all covenants and agreements herein contained to be performed on its part at or prior to the Initial Public Closing Time and (iii) since the date of the most recent financial information relating to the Trading Advisor prior to the date of this Agreement there has been no material adverse change, or development involving a prospective material adverse change, in the financial condition, business or business prospects of the Trading Advisor.

                  (k) At the Initial Public Closing Time, the Broker shall deliver a certificate to the effect that the representations and warranties of the Broker contained herein are true and correct with the same effect as though expressly made at the Initial Public Closing Time and in respect of the Registration Statement as in effect at the Initial Public Closing Time.

                  (l) At the Initial Public Closing Time, the Selling Agent shall deliver a certificate to the effect that the representations and warranties of the Selling Agent contained herein are true and correct with the same effect as though expressly made at the Initial Public Closing Time and in respect of the Registration Statement as in effect at the Initial Public Closing Time.

                  (m) The parties hereto shall have been furnished with such additional information, opinions and documents, including supporting documents relating to parties described in the Prospectus and certificates signed by such parties with regard to information relating to them and included in the Prospectus as they may reasonably require for the purpose of enabling them to pass upon the sale of the Units as herein contemplated and related proceedings, in order to evidence the accuracy or completeness of any of the representations or warranties or the fulfillment of any of the conditions herein contained; and all actions taken by the parties hereto in connection with the sale of the Units as herein contemplated shall be reasonably satisfactory in form and substance to counsel to the Trading Advisor, counsel to the Broker, counsel to the Selling Agent and Sidley & Austin.

                  If any of the conditions specified in this Section 10 shall not have been fulfilled when and as required by this Agreement to be fulfilled, this Agreement and all obligations hereunder may be canceled by any party hereto by notifying the other parties hereto of such cancellation in writing or by telegram at any time at or prior to the Initial Public Closing Time, and any such cancellation or termination shall be without liability of any party to any other party except as otherwise provided in Section 9.

                  (n) The representations and warranties set forth herein shall be restated as of each Subsequent Closing Time as if made as of the date thereof. The conditions of closing set forth in this Section 10 shall, at the option of the General Partner, apply at each Subsequent Closing Time.

                  Section 11.  Indemnification and Exculpation.


                  (a) Indemnification by the General Partner. The General Partner agrees to indemnify and hold harmless the Selling Agent, the Broker, any Wholesaler, any Additional Selling Agent, any Correspondent, and the Trading Advisor and each person, if any, who controls the Selling Agent, the Broker or the Trading Advisor within the meaning of Section 15 of the 1933 Act, as follows:


                           (i) against any and all loss, liability, claim,
                  damage and expense whatsoever arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) or any omission or alleged omission therefrom of a material fact required to be stated therein or necessary in order to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not mislead ing, unless (a) in the case of the Trading Advisor, such untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with information relating to the Trading Advisor furnished or approved in writing by the Trading Advisor, (b) in the case of the Selling Agent, such untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with information relating to the Selling Agent or furnished or approved by the Selling Agent, (c) in the case of the Broker, such untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with information relating to the Broker furnished or approved by the Broker or (d) in the case of any Wholesaler, Additional Selling Agent or Correspondent, such untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with information relating to such Wholesaler, Additional Selling Agent or Correspondent furnished or approved by such Wholesaler, Additional Selling Agent or Correspondent;

                           (ii) against any and all loss, liability, claim,
                  damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission or any such alleged untrue statement or omission (any settlement to be subject to indemnity hereunder only if effected with the written consent of the General Partner); and

                           (iii) against any and all expense whatsoever
                  (including the fees and disbursements of counsel) reasonably incurred in investigating, preparing or defending against litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under clauses
                  (i) or (ii) above.

         In no case shall the General Partner be liable under this indemnity agreement with respect to any claim made against any indemnified party unless the General Partner shall be notified in writing of the nature of the claim within a reasonable time after the assertion thereof, but failure to so notify the General Partner shall not relieve the General Partner from any liability which it may have otherwise than on account of this indemnity agreement. The General Partner shall be entitled to participate at its own expense in the defense or, if it so elects within a reasonable time after receipt of such notice, to assume the defense of that portion of any suit so brought relating to the General Partner's indemnification obligations hereunder, which defense shall be con ducted by counsel chosen by it and satisfactory to the indemnified party or parties, defendant or defendants therein. In the event that the General Partner elects to assume the defense of any such suit and retain such counsel, the indemnified party or parties, defendant or defendants in the suit, shall, in the absence of conflicting claims, bear the fees and expenses of any additional counsel thereafter retained by it or them.

                  In no event, however, shall the General Partner be obligated to indemnify the Selling Agent hereunder, and the Selling Agent agrees not to attempt to obtain any indemnity from the General Partner hereunder, to the extent that the General Partner and the Selling Agent are advised by counsel reasonably satisfactory to the General Partner and the Selling Agent that payment of such indemnity could adversely affect the classification of the Fund as a partnership for Federal income tax purposes.

                  The General Partner agrees to notify the Trading Advisor, the Broker and the Selling Agent within a reasonable time of the assertion of any claim in connection with the sale of the Units against it or any of its officers or directors or any person who controls the General Partner within the meaning of Section 15 of the 1933 Act.

                  (b) Indemnification by the Trading Advisor. The Trading Advisor agrees to indemnify and hold harmless the Selling Agent, the Broker, the General Partner, the Fund and each person, if any, who controls the Selling Agent, the Broker, the Fund or the General Partner within the meaning of Section 15 of the 1933 Act (and, in the case of the General Partner and the Fund, each person who signed the Registration Statement or is a director of the General Partner), to the same extent as the indemnity from the General Partner set forth in
         Section 11(a) hereof, but only insofar as the losses, claims, damages, liabilities or expenses indemnified against arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission relating or with respect to the Trading Advisor or any principal of the Trading Advisor, or their operations, trading systems, methods or performance, which was made in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto and furnished by or approved by the Trading Advisor for inclusion therein.

                  (c) Indemnification by the Broker. The Broker agrees to indemnify and hold harmless the Selling Agent, the Trading Advisor, the General Partner, the Fund and each person, if any, who controls the Selling Agent, the Trading Advisor, the Fund or the General Partner within the meaning of Section 15 of the 1933 Act (and, in the case of the General Partner and the Fund, each person who signed the Registration Statement or is a director of the General Partner), to the same extent as the indemnity from the General Partner set forth in
         Section 11(a) hereof, but only insofar as the losses, claims, damages, liabilities or expenses indemnified against arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission relating or with respect to Broker, which was made in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto and furnished by or approved by the Broker for inclusion therein.

                  (d) Indemnification by the Selling Agent. The Selling Agent agrees to indemnify and hold harmless the Broker, the General Partner, the Fund, the Trading Advisor and each person, if any, who controls the Broker, the General Partner, the Fund or the Trading Advisor within the meaning of Section 15 of the 1933 Act (and in the case of the General Partner and the Fund, each person who signed the Registration Statement or is a director of the General Partner), (i) to the same extent as the indemnify from the General Partner set forth in Section 11(a) hereof, but only insofar as the losses, claims, damages, liabilities or expenses indemnified against arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission relating or with respect to the Selling Agent or any of its principals, or their operations, which was made in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto and furnished by or approved by the Selling Agent for inclusion therein and (ii) against any and all loss, liability, claim, damage and expense whatsoever resulting from a demand, claim, lawsuit, action or proceeding relating to the actions or capacities of the Selling Agent (including a breach of its obligations hereunder) and any Wholesaler, Additional Selling Agent or Correspondent relating to the offering of Units under this Agreement or any Wholesaling Agreement, Additional Selling Agent Agreement or Correspondent Selling Agent Agreement as the case may be.

                  (e) Contribution. If the indemnification provided for in this
         Section 11 is not permitted under applicable law under subsection (a),
         (b), (c) or (d) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Trading Advisor, on the one hand, and, the Selling Agent, the Broker and the General Partner, on the other, from the offering of the Units.

                  (f) Limitation on Certain Indemnifications and Exculpations. The exculpation provisions in the Advisory Agreement shall not relieve the Trading Advisor from any liability it may have or incur to the Fund, the General Partner, the Selling Agent or the Broker under this Agreement (including, without limitation, pursuant to the provisions of Section 11(b) hereof). Nor shall the Trading Advisor be entitled to be indemnified by the General Partner, pursuant to the indemnification provisions contained in the Advisory Agreement, against any loss, liability, damage, cost or expense it may incur under this Agreement. The General Partner shall not be entitled to be indemnified by the Fund, pursuant to the indemnification provisions contained in the Limited Partner ship Agreement against any loss, liability, damage, cost or expense it may incur under this Agreement.


                  Section 12. Status of Parties. In selling the Units for the Fund, the Selling Agent is acting solely as an agent for the Fund and not as a principal. The Selling Agent will use its best efforts to assist the Fund in obtaining performance by each purchaser whose offer to purchase Units from the Fund has been accepted on behalf of the Fund, but the Selling Agent shall not have any liability to the Fund in the event that Subscription Agreements and Powers of Attorney are improperly completed or any such purchase is not consummated for any reason.

                  Although the Trading Advisor and the Fund have entered into the Advisory Agreement, all parties hereto acknowledge that none of such parties has the power to act for another in any respect, except as set forth in the Advisory Agreement, and that in no event shall the Fund be held responsible hereunder for the acts and omissions of the Trading Advisor (or, conversely, the Trading Advisor be held responsible for acts and omissions of the Fund) as a consequence of the Advisory Agreement.


                  Section 13. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or contained in certificates of any party hereto submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by, or on behalf of, the Selling Agent, the General Partner, the Fund, the Broker, the Trading Advisor or any person who controls any of the foregoing and shall survive the Initial Public Closing Time.


                  Section 14. Termination. The General Partner shall have the right to terminate this Agreement at any time prior to the Initial Public Closing Time by giving written notice of such termination to the Trading Advisor, the Selling Agent and the Broker.


                  Section 15. Notices and Authority to Act. All communications hereunder shall be in writing and, if sent to the Selling Agent, the General Partner, the Broker, the Trading Advisor or the Fund, shall be mailed, delivered or telegraphed and confirmed as set forth below and shall be effective when actually received.

                  If to the General Partner:

                  ProFutures Inc.
                  11612 Bee Cave Road
                  Suite 100
                  Austin, Texas  78733
                  Attention: Gary Halbert
                  Phone:  (512) 263-3800
                  Telecopier:  (512) 263-3459

                  If to the Fund:


                  ProFutures Long/Short Growth Fund, L.P.
                  c/o ProFutures, Inc.
                  11612 Bee Cave Road
                  Suite 100
                  Austin, Texas  78733
                  Attention: Gary Halbert
                  Phone:  (512) 263-3800
                  Telecopier:  (512) 263-3459

                  If to the Selling Agent:

                  ProFutures Financial Group, Inc.
                  11612 Bee Cave Road
                  Suite 100
                  Austin, Texas  78733
                  Attention: Gary Halbert
                  Phone:  (512) 263-3800
                  Telecopier:  (512) 263-3459

                  If to the Broker:


                  ING (U.S.) Securities, Futures &
                      Options, Inc.
                  233 S. Wacker Drive
                  Suite 5200
                  Chicago, IL  60606
                  Attention: Legal Counsel
                  Phone: (312) 496-7000
                  Facsimile: (312) 496-7214


                  If to the Advisor:

                  Hampton Investors, Inc.
                  2519 Avenue U
                  Brooklyn, New York 11229
                  Attention: Charles & Gary Mizrahi
                  Phone: (800) 524-4832
                  Telecopier: (718) 891-2455

                  Section 16. Parties. This Agreement shall inure to the benefit of and be binding upon the Selling Agent, the Fund, the General Partner, the Broker, the Trading Advisor and such parties' respective successors to the extent provided herein. This Agreement and the conditions and provisions hereof are intended to be and are for the sole and exclusive benefit of the parties hereto and their respective successors, assigns and controlling persons and parties indemnified hereunder, and for the benefit of no other person, firm or corporation. No purchaser of a Unit shall be considered to be a successor or assign solely on the basis of such purchase.

                  Section 17. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES CREATED HEREBY SHALL BE GOVERNED BY THE
LAWS OF THE STATE OF NEW YORK.

                  Section 18. Requirements of Law. Whenever in this Agreement it is stated that a party will take or refrain from taking a particular action, such party may nevertheless refrain from taking or take such action if advised by counsel that doing so is required by law or advisable to ensure compliance with law, and shall not be subject to any liability hereunder for doing so, although such action shall permit termination of the Agreement by the other parties hereto.

                  If the foregoing is in accordance with each party's understanding of its agreement, each party is requested to sign and return to the General Partner a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement among them in accordance with its terms.

                                    Very truly yours,


                                    PROFUTURES LONG/SHORT GROWTH FUND, L.P.



                                    BY:   PROFUTURES, INC., General Partner



                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:


                                    HAMPTON INVESTORS, INC., Trading Advisor


                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:


                                    ING. (U.S.) SECURITIES, FUTURES
                                      & OPTIONS, INC.,  Broker


                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    PROFUTURES, INC., General Partner


                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:

Confirmed and accepted as of
the date first above written:


PROFUTURES FINANCIAL GROUP,
   INC., Selling Agent


By:
   ---------------------------------------
   Name:
   Title:

                                                                       EXHIBIT A

                     PROFUTURES LONG/SHORT GROWTH FUND, L.P.
                        (A DELAWARE LIMITED PARTNERSHIP)


              $60,000,000 OF UNITS OF LIMITED PARTNERSHIP INTEREST


             (SUBSCRIPTION PRICE: 101% OF NET ASSET VALUE PER UNIT)



                                     FORM OF
                       ADDITIONAL SELLING AGENTS AGREEMENT



                                                                 _________, 1998

Name of Selling Agent
Street Address
City, State, Zip Code

Dear Sirs:


                  ProFutures, Inc., a Texas corporation (the "General Partner"), has caused the formation of a limited partnership pursuant to the Revised Uniform Limited Partnership Act of the State of Delaware ("DRULPA") under the name ProFutures Long/Short Growth Fund, L.P. (the "Fund"), for the purpose of engaging in speculative trading of futures and forward contracts and com modity options. As described in the Prospectus referred to below, the Fund has entered into the First Amendment and Restatement of Advisory Contract (the "Advisory Agreement") with Hampton Investors, Inc., a New York corporation (the "Trading Advisor"). The Fund engages in speculative trading in the commodities markets under the direction of the Trading Advisor pursuant to its Leverage 3 Trading Program (the "Trading Strategy"). The Fund proposes to make a public offering of units of limited partnership interest in the Fund (the "Units") through us, ProFutures Financial Group, Inc. (the "Lead Selling Agent"), on a best-efforts basis pursuant to the Selling Agreement dated as of _______, 1998 among us, the Fund and others (the "Selling Agreement"), a copy of which has been furnished to you. In connection with the proposed public offering, the Fund has filed with the United States Securities and Exchange Commission (the "SEC"), pursuant to the United States Securities Act of 1933, as amended (the "1933 Act"), a registration statement on Form S-1 to register the Units, and as part thereof a prospectus (Registration No. 333-63129) (which registration statement, together with all amendments thereto, shall be referred to herein as the "Registration Statement" and which prospectus together with all amendments and supplements thereto in the forms filed with the SEC pursuant to Rule 424 under the Act shall be referred to herein as the "Prospectus"). Other selling agents, including those introduced by wholesalers ("Wholesalers") to us (the "Additional Selling Agents" and together with the Lead Selling Agent and the Wholesalers, the "Selling Agents"), may be selected by us with the consent of the General Partner. We have so selected you as an Additional Selling Agent. We confirm our agreement with you as follows. Capitalized terms used but otherwise not defined herein shall have the meanings ascribed to them in the Selling Agreement unless the context indicates otherwise.

                  1.  Appointment and Undertakings of the Additional Selling
Agent

                  (a) Subject to the terms and conditions set forth in this Agreement, the Selling Agreement and the Registration Statement, the Additional Selling Agent is hereby appointed, and hereby accepts such appointment, as one of the Fund's non-exclusive selling agents to offer and sell the Units on a best-efforts basis without any commitment on the Additional Selling Agent's part to purchase any Units. It is understood and agreed that the Lead Selling Agent, with the consent of the General Partner, may retain other selling agents (including those introduced by Wholesalers) and that the Additional Selling Agent or any other Additional Selling Agent, with the consent of the Lead Selling Agent and General Partner in their sole discretion, may retain correspondent selling agents ("Correspondents"). The Additional Selling Agent agrees to comply with the terms and conditions of this Agreement and any terms and conditions of the Selling Agreement applicable to Additional Selling Agents.

                  The Additional Selling Agent from time to time will provide the Lead Selling Agent with a list of prospective Correspondents. Unless the prospective Correspondent has a verifiable preexisting relationship with the Lead Selling Agent (including previously having approached or been approached by the Lead Selling Agent about being an Additional Selling Agent for the Fund) as notified to the Additional Selling Agent in writing, such Correspondent shall only be permitted to offer Units as a Correspondent of the Additional Selling Agent pursuant to a Correspondent Selling Agreement in a form agreed to by the Additional Selling Agent.

                  (b) The Additional Selling Agent agrees to use its reasonable efforts to procure subscriptions for the Units as long as this Agreement and the Selling Agreement remain in effect and to make the offering of Units at the offering price and minimum amounts and on the other terms and conditions set forth in the Prospectus and the Selling Agreement.

                  (c) The Additional Selling Agent shall offer and sell Units only to persons and entities who satisfy the suitability and/or investment requirements set forth in the Prospectus and the subscription agreements attached thereto and who, to the General Partner's satisfaction, complete the subscription agreements and related subscription documents used in connection with the offering of the Units (the "Subscription Documents") and remit good funds for the full subscription price. The Additional Selling Agent shall conduct a thorough review of the suitability of each subscriber for Units that it solicits and of the Subscription Documents. The Additional Selling Agent shall not forward to the General Partner any Subscription Documents that are not in conformity with the requirements specified in the Prospectus and in the Subscription Documents appropriate for the particular subscriber, or that are illegible in any respect or are not fully completed, dated, or signed, or that represent the subscription of a person or entity not satisfying the suitability and/or investment requirements applicable to such person or entity. The Additional Selling Agent shall not execute any transactions in Units in a discretionary account over which it has control without prior written approval of the customer in whose name such discretionary account is maintained.

                  The Additional Selling Agent agrees not to recommend the purchase of Units to any subscriber unless the Additional Selling Agent shall have reasonable grounds to believe, on the basis of information obtained from the subscriber concerning, among other things, the subscriber's investment objectives, other investments, financial situation and needs, that the subscriber is or will be in a financial position appropriate to enable the subscriber to realize to a significant extent the benefits of the Fund, including the tax benefits (if any) described in the Prospectus; the subscriber has a fair market net worth sufficient to sustain the risks inherent in participating in the Fund, including loss of investment and lack of liquidity; and the Units are otherwise a suitable investment for the subscriber. In addition to submitting such information to the General Partner, the Additional Selling Agent agrees to maintain files of information disclosing the basis upon which the Additional Selling Agent determined that the suitability requirements of Section (b)(2) of Rule 2810 of the National Association of Securities Dealers, Inc. ("NASD") were met as to each subscriber (the basis for determining suitability may include the Subscription Documents and other certificates submitted by subscribers). In connection with making the foregoing representations and warranties, the Additional Selling Agent further represents and warrants that it has received copies of the Registration Statement, as amended to the date hereof, and the Prospectus and has, among other things, examined the Prospectus and obtained such additional information from the General Partner regarding the information set forth therein as the Additional Selling Agent has deemed necessary or appropriate to determine whether the Prospectus adequately and accurately discloses all material facts relating to an investment in the Fund and provides an adequate basis to subscribers for evaluating an investment in the Units. In connection with making the representations and warranties set forth in this paragraph, the Additional Selling Agent has not relied on inquiries made by or on behalf of any other parties.

                  The Additional Selling Agent agrees to inform all prospective purchasers of Units of all pertinent facts relating to the liquidity and marketability of the Units as set forth in the Prospectus.

                  The Additional Selling Agent shall offer and sell Units in compliance with the requirements set forth in the Registration Statement (particularly the "Subscription Agreement and Power of Attorney" attached as Exhibit B thereto), this Agreement and the Blue Sky Survey delivered to the Lead Selling Agent by the General Partner's counsel, a copy of which has been provided to the Additional Selling Agent. The Additional Selling Agent represents and warrants that it shall comply fully at all times with all applicable federal and state securities and commodities laws (including without limitation the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act, as amended (the "CEA"), and the securities and Blue Sky laws of the jurisdictions in which the Additional Selling Agent solicits subscriptions, all applicable rules and regulations under such laws, and all applicable requirements, rules, policy statements and interpretations of the NASD, and the securities and commodities exchanges and other governmental and self-regulatory authorities and organizations having jurisdiction over it or the offering of Units). The Additional Selling Agent shall under no circumstances engage in any activities hereunder in any jurisdiction (i) in which the General Partner has not informed the Additional Selling Agent that counsel's advice has been received that the Units are qualified for sale or are exempt under the applicable securities or Blue Sky laws thereof or (ii) in which the Additional Selling Agent may not lawfully engage.

                  The Additional Selling Agent further agrees to comply with the requirement under applicable federal and state securities laws to deliver to each offeree a Prospectus and any amendments or supplements thereto. Neither the Additional Selling Agent nor any of its employees, agents or representatives will use or distribute any marketing material or information other than that prepared by the Fund and the General Partner. It is, however, understood that the Additional Selling Agent may use documents that it prepares solely for the purpose of communicating with its Registered Representatives and Correspondents provided that the Lead Selling Agent and the General Partner have provided the written consent to the use of each such document.

                  (d) The additional services that the Additional Selling Agent will provide on an ongoing basis to Limited Partners will include but not be limited to: (i) inquiring of the General Partner from time to time, at the request of Limited Partners, as to the Net Asset Value of a Unit, (ii) inquiring of the General Partner from time to time at the request of the Limited Partners, as to the commodities markets and the activities of the Fund, (iii) assisting, at the request of the General Partner, in the redemption of Units sold by the Additional Selling Agent, (iv) responding to questions of Limited Partners from time to time with respect to monthly account statements, annual reports and financial statements furnished to Limited Partners, and (v) providing such other services to the owners of Units as the General Partner may, from time to time, reasonably request.

                  All payments for subscriptions shall be made as described in the Prospectus.

                  (e) The Additional Selling Agent (i) acknowledges that, other than as set forth herein, it is not authorized to act as the agent of the Lead Selling Agent in any connection or transaction and (ii) agrees not to so act or to purport to so act.

                  2.       Compensation


                  (a) In consideration for the Additional Selling Agent performing the obligations under this Agreement, the Lead Selling Agent shall pay the Additional Selling Agent an initial selling commission of __% of the subscription value of the Unit(s) sold by the Additional Selling Agent. Such commissions will be paid in respect of each subscription as promptly as practicable after the relevant month-end closing.

                  (b) The Additional Selling Agent shall receive ongoing compensation, payable monthly by the Lead Selling Agent, of __% per annum of the month-end Net Asset Value of the Units sold by a Registered Representative of the Additional Selling Agent which remain outstanding for more than twelve months (including the month as of the end of which such Unit is redeemed) assuming (i) the Additional Selling Agent's continued registration with the Commodity Futures Trading Commission (the "CFTC") as a futures commission merchant or introducing broker and continued membership with the National Futures Association ("NFA") in such capacity and (ii) the Registered Representative's compliance with the additional requirements described in subsection 1(d), registration with the CFTC and compliance with all applicable proficiency requirements (including those imposed by the NASD as a condition of receiving "trailing commissions") by either passing the Series 3 National Commodity Futures Exam or the Series 31 exam or being "grandfathered" from having to do so. Such ongoing compensation shall begin to accrue with respect to each Unit only after the end of the twelfth full month after the sale of such Unit. For purposes of determining when ongoing compensation should begin to accrue, Units shall not be deemed to be sold until the day Units are issued, and in either case not the day when subscriptions are accepted by the General Partner or subscriptions funds are deposited in escrow.


                  Furthermore, the Lead Selling Agent shall not compensate the Additional Selling Agent, and the Additional Selling Agent shall not compensate its employees or other persons, unless the recipient thereof is legally qualified and permitted to receive such compensation. Also, such ongoing compensation may be paid by the Lead Selling Agent to the Additional Selling Agent and by the Additional Selling Agent to its employees or other persons, only in respect of outstanding Units sold by such persons to Limited Partners and only so long as the additional services described in Section 1(d) above are provided by such person to Limited Partners. With respect to particular Units, substitute Registered Representatives who are appropriately registered and who agree to perform the services described in Section 1(d) above with respect to such Units ("Substitute Registered Representatives") may also receive ongoing compensation with respect to such Units.


                  Additional Selling Agents shall receive an installment selling commission of up to __% per annum of the month-end Net Asset Value of Units remaining outstanding after the twelfth month following their sale by such Additional Selling Agent if: (i) the Additional Selling Agents are not registered with the National Futures Association as futures commissions merchants or introducing brokers; (ii) the Registered Representatives engaged in the sale of Units are not registered as associated persons of futures commissions merchants or introducing brokers; (iii) the Additional Selling Agents do not agree to provide ongoing services to the purchasers of Units; provided, that no such installment selling commissions shall be payable until the General Partner and the Lead Selling Agent determine that the payment of such installment selling commission is in compliance with Rule 2810 of the NASD on aggregate compensation which may be received by Selling Agents. Installment selling commissions, if any, will be paid by the Lead Selling Agent from funds received from the General Partner. Installment selling commissions are limited such that the sum of the initial selling commission and the aggregate installment selling commissions paid such Additional Selling Agents may not exceed 9% of the Net Asset Value, at the time of sale, of Units sold by such Additional Selling Agents.


                  In respect of Correspondents, if any, selected by the Additional Selling Agent (with the consent of the Lead Selling Agent and the General Partner), the Lead Selling Agent shall pay to the Additional Selling Agent selling commissions and ongoing compensation or installment sales commissions as set forth above, a portion (as agreed between the Additional Selling Agent and each such Correspondent) of which shall be passed on by the Additional Selling Agent to such Correspondents.

                  The Additional Selling Agent agrees that it will promptly pass on to its Registered Representatives and Correspondents the applicable portions of the selling commissions received from the Lead Selling Agent to which such Registered Representatives and Correspondents are entitled pursuant to, respectively, the Additional Selling Agent's standard compensation procedures and the Additional Selling Agent's agreement with each such Correspondent.

                  The Additional Selling Agent, although otherwise entitled to ongoing compensation, will not be entitled to receipt thereof with respect to particular Units (but may continue to receive installment selling commissions) for any month during any portion of which the Registered Representative who is receiving such ongoing compensation is at any time not properly registered with the CFTC or does not agree to provide the ongoing services described above. However, the Lead Selling Agent agrees that Substitute Registered Representatives may receive such ongoing compensation. The Lead Selling Agent shall supply to the Additional Selling Agent at its reasonable request reports concerning all currently outstanding Units sold by the Additional Selling Agent or any Correspondent. The Additional Selling Agent shall, at the reasonable request of the Lead Selling Agent, inform the Lead Selling Agent of currently outstanding Units sold by the Additional Selling Agent or any Correspondent with respect to which ongoing compensation may not be paid.



                  The Additional Selling Agent shall not, directly or indirectly, pay or award any finder's fees, commissions or other compensation to any person engaged by a potential investor for investment advice as an inducement to such advisor to advise the purchase of Units; provided, however, the normal sales commissions payable to a registered broker-dealer or other properly licensed person for selling Units shall not be prohibited hereby.

                  (c) Notwithstanding any other provision of this Agreement to the contrary, the General Partner shall have sole discretion to accept or reject any subscription for the Units in whole or in part.


                  (d) The Lead Selling Agent agrees to make all payments from funds received from the General Partner to the Additional Selling Agent pursuant to this Section 2 within 15 days following the end of a monthly period in which compensation is earned. Notwithstanding anything above to the contrary, the Lead Selling Agent shall be liable to make ongoing compensation payments to the Additional Selling Agent only after the Lead Selling Agent has actually received its fee from the General Partner.


                  3.  Representations and Warranties of the Lead Selling Agent

                  The Lead Selling Agent hereby represents and warrants as follows:

                  (a) The Lead Selling Agent is a corporation duly organized, validly existing, and in good standing under the laws of the State of Texas and has power and authority to enter into and carry out its obligations under this Agreement.

                  (b) The Lead Selling Agent has all governmental and regulatory registrations, qualifications, approvals and licenses required to perform its obligations under this Agreement (including, but not limited to, registration as a broker-dealer with the SEC, membership in such capacity in the NASD, and registration or qualification under the laws of each state in which Lead Selling Agent will offer and sell Units); the performance by the Lead Selling Agent of its obligations under this Agreement will not violate or result in a breach of any provision of its certificate of incorporation or by-laws or any agreement, order, law, or regulation binding upon it.

                  (c) This Agreement has been duly and validly authorized, executed, and delivered on behalf of the Lead Selling Agent and is a valid and binding agreement of the Lead Selling Agent enforceable against the Lead Selling Agent in accordance with its terms, subject only to bankruptcy, insolvency, reorganization, moratorium or similar laws at the time in effect affecting the enforceability generally of rights of creditors except as enforceability of the indemnification provisions contained in this Agreement may be limited by applicable law and the enforcement of specific terms or remedies may be unavailable.

                  4. Representations and Warranties of the Additional Selling Agent

                  The Additional Selling Agent hereby represents and warrants as follows:

                  (a) The Additional Selling Agent is a corporation duly organized, validly existing, and in good standing under the laws of the state of its incorporation and has power and authority to enter into and carry out its obligations under this Agreement.

                  (b) The Additional Selling Agent has all governmental and regulatory registrations, qualifications, approvals and licenses required to perform its obligations under this Agreement (including, but not limited to, registration as a broker-dealer with the SEC, membership in such capacity in the NASD, registration as a futures commission merchant or introducing broker under the CEA and membership with NFA, and registration or qualification under the laws of each state in which Additional Selling Agent will offer and sell Units); the performance by the Additional Selling Agent of its obligations under this Agreement will not violate or result in a breach of any provision of its certificate of incorporation or by-laws or any agreement, order, law, or regulation binding upon it.

                  (c) This Agreement has been duly and validly authorized, executed, and delivered on behalf of the Additional Selling Agent and is a valid and binding agreement of the Additional Selling Agent enforceable against the Additional Selling Agent in accordance with its terms, subject only to bankruptcy, insolvency, reorganization, moratorium or similar laws at the time in effect affecting the enforceability generally of rights of creditors except as enforceability of the indemnification provisions contained in this Agreement may be limited by applicable law and the enforcement of specific terms or remedies may be unavailable.

                  (d) Neither the Additional Selling Agent nor any of its principals have been the subject of any administrative, civil, or criminal actions within the five years preceding the date hereof that would be material for an investor's decision to purchase the Units which have not been disclosed to the Fund, the General Partner or the Lead Selling Agent in writing.

                  (e) The information, if any, relating to the Additional Selling Agent which the Additional Selling Agent has furnished to the Fund and the General Partner for use in the Registration Statement is correct.

                  (f) In respect of purchasers of Units that are not individuals, the Additional Selling Agent shall have received, prior to sale of Units to each such purchaser, evidence that the purchaser is authorized to invest in the Units and shall provide the Lead Selling Agent with copies of such evidence upon reasonable request of the Lead Selling Agent.

                  5.       Authorization Under the Selling Agreement

                  The Additional Selling Agent agrees to be bound by any action taken by the Lead Selling Agent or the General Partner, in accordance with the provisions of the Selling Agreement of which the Additional Selling Agent has received notice, to terminate the Selling Agreement or the offering of the Units, to consent to changes in the Selling Agreement or to approve of or object to further amendments to the Registration Statement or amendments or supplements to the Prospectus, if, in the judgment of the Lead Selling Agent or the General Partner, such action would be advisable, provided that the Additional Selling Agent shall not be bound by any such action that adversely affects the Additional Selling Agent unless the Additional Selling Agent shall have consented to such action. The Lead Selling Agent agrees that, at the Additional Selling Agent's request, the Lead Selling Agent will require any documents required to be delivered to or by the Lead Selling Agent pursuant to Section 10 of the Selling Agreement to be addressed and delivered to the Additional Selling Agent.

                  6.       Covenants of the Lead Selling Agent

                  (a) The Lead Selling Agent will notify the Additional Selling Agent immediately (i) when any amendment to the Registration Statement shall have become effective and (ii) of the issuance by the SEC, CFTC or any other Federal or state regulatory body of any order suspending the effectiveness of the Registration Statement under the 1933 Act, the CFTC registration or NFA membership of the General Partner as a commodity pool operator, the CFTC registration or NFA membership of the Lead Selling Agent as a futures commission merchant, or the registration of Units under the Blue Sky or securities laws of any state or other jurisdiction or any order or decree enjoining the offering or the use of the then current Prospectus or of the institution, or notice of the intended institution, of any action, investigation or proceeding for that purpose.

                  (b) The Lead Selling Agent will cause the General Partner to deliver to the Additional Selling Agent as promptly as practicable from time to time during the period when the Prospectus is required to be delivered under the 1933 Act, such number of copies of the Prospectus (as amended or supplemented) as the Additional Selling Agent may reasonably request for the purposes contemplated by the 1933 Act or the SEC Regulations.

                  (c) The Lead Selling Agent will cause the General Partner to furnish to the Additional Selling Agent a reasonable number of copies of any amendment or amendments of, or supplement or supplements to, the Prospectus which will amend or supplement the Prospectus.

                  (d) The Lead Selling Agent will cause the General Partner to deliver to the Additional Selling Agent copies of all written communications to any Limited Partner (other than tax information) whose Units were sold by the Additional Selling Agent or its Correspondents.

                  7.       Indemnification and Contribution

                  (a) The Lead Selling Agent shall indemnify, hold harmless, and defend the Additional Selling Agent and any person who controls the Additional Selling Agent within the meaning of Section 15 of the 1933 Act, to the same extent, and subject to the same conditions and procedural requirements, that the General Partner agrees to indemnify the Lead Selling Agent pursuant to Section 11 of the Selling Agreement; provided that, in no case shall the Lead Selling Agent be liable under this indemnity to the Additional Selling Agent if the loss, liability, claim, damages or expense of the Additional Selling Agent arises out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (or any amendment or supplement thereto) or any omission or alleged omission therefrom of a material fact required to be stated therein or necessary in order to make the statements therein not misleading made in reliance upon and in conformity with information relating to the Additional Selling Agent and furnished or approved by the Additional Selling Agent. In addition, the Lead Selling Agent shall indemnify, hold harmless and defend the Additional Selling Agent (and any controlling person) for any loss, liability, claim, damage or expense incurred by the Additional Selling Agent arising from any breach of this Agreement by the Lead Selling Agent.

                  (b) Hampton Investors, Inc. (the "Trading Advisor") agrees to indemnify and hold harmless the Additional Selling Agent, and each person, if any, who controls the Additional Selling Agent within the meaning of Section 15 of the 1933 Act, to the same extent as the indemnity from the Trading Advisor set forth in Section 11(b) of the Selling Agreement, but only insofar as the losses, claims, damages, liabilities or expenses indemnified against, arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission relating or with respect to the Trading Advisor or any principal of the Trading Advisor, or their operations, trading systems, methods or performance, which was made in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto and furnished by or approved by the Trading Advisor for inclusion therein.

                  (c) The Additional Selling Agent shall indemnify, hold harmless, and defend the Fund, the General Partner, the Lead Selling Agent, the Trading Advisor, the Broker and any person who controls any of the foregoing within the meaning of Section 15 of the 1933 Act against any and all loss, liability, claim, damage and expense whatsoever incurred by any such party arising from any material breach by the Additional Selling Agent of its representations, warranties, obligations and undertakings set forth in this Agreement. The Fund, the General Partner, the Trading Advisor and the Broker are expressly made third party beneficiaries of this Agreement.

                  (d) If the indemnification provided for in this Section 7 shall not be permitted under applicable law in respect of any loss, liability, claim, damage or expense referred to herein, then the indemnitor shall, in lieu of indemnifying the indemnified party contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense, (A) in such proportion as shall be appropriate to reflect the relative benefits received by the Lead Selling Agent on the one hand and the Additional Selling Agent on the other from the offering of the Units by the Additional Selling Agent or (B) if the allocation provided by clause (A) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (A) above but also the relative fault of the Lead Selling Agent on the one hand the Additional Selling Agent on the other with respect to the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. Relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Lead Selling Agent on the one hand or the Additional Selling Agent on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contributions pursuant to this Section 7 were to be determined by a pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by the indemnified party as a result of the loss, liability, claim, damage or expense referred to above in this Section 7, shall be deemed to include, for purpose of this Section 7, any legal or other expenses reasonably incurred by such otherwise indemnified party in connection with investigating or defending any such action or claim.

         8.       Termination

                  (a) This Agreement shall terminate on the earlier of (i) such date as the Lead Selling Agent may determine by giving 30 days' prior written notice to the Additional Selling Agent, (ii) the termination of the Selling Agreement or the offering of the Units or (iii) by the Lead Selling Agent, without notice, upon breach by the Additional Selling Agent of, or non-compliance by the Additional Selling Agent with, any material term of this Agreement.

                  (b) The Additional Selling Agent shall have the right to terminate its participation under this Agreement (i) at any time upon breach by the Lead Selling Agent of or non-compliance with, any material term of this Agreement; and (ii) at any time upon thirty business days' prior written notice of such termination to the Lead Selling Agent and the Fund.

                  (c) The termination of this Agreement shall not affect (i) the ongoing obligations of the Lead Selling Agent to pay selling commissions, ongoing compensation or installment selling commissions with respect to Units sold prior to the termination hereof, (ii) the Additional Selling Agent's obligations under Section 1(d) hereof or (iii) the indemnification obligations under Section 7 hereof.

         9.       Confidentiality

                  (a) The Lead Selling Agent hereby covenants and agrees that under no circumstances will it solicit any of the Additional Selling Agent's customers whose names become known to the Lead Selling Agent in connection with the offering of the Units. The Lead Selling Agent agrees that it will take such steps to ensure the confidentiality of the Additional Selling Agent's client list as the Additional Selling Agent may reasonably request.

                  (b) The Additional Selling Agent hereby covenants and agrees that under no circumstances will it solicit any customer of the Lead Selling Agent or any other Additional Selling Agent for the Fund whose name becomes known to the Additional Selling Agent in connection with the offering of the Units. The Additional Selling Agent agrees that it will take such steps to ensure the confidentiality of the Lead Selling Agent's or any other Additional Selling Agent's client list as the owner of such list may reasonably request. The Additional Selling Agent further covenants and agrees not to solicit any selling agent which has been introduced to the Lead Selling Agent by any Wholesaler or any other Additional Selling Agent.

         10.      Miscellaneous

                  (a) This Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the parties hereto; provided, however, that a party hereto may not assign any rights, obligations, or liabilities hereunder without the prior written consent of the other parties.

                  (b) All notices required or desired to be delivered under this Agreement shall be in writing and shall be effective when delivered personally on the day delivered or, when given by registered mail, postage prepaid, return receipt requested, on the day of receipt, addressed as follows (or to such other address as the party entitled to notice shall hereafter designate in accordance with the terms hereof):

         if to the Lead Selling Agent:

                  ProFutures Financial Group, Inc.
                  11612 Bee Cave Road
                  Suite 100
                  Austin, Texas  78733

         if to the Additional Selling Agent:

                  ---------------------
                  ---------------------
                  ---------------------

                  (c) This Agreement shall be governed by, and construed in accordance with, the law of the State of New York without regard to the principles of choice of law thereof.

                  (d) All captions used in this Agreement are for convenience only, are not a part hereof, and are not to be used in construing or interpreting any aspect hereof.

                  (e) This Agreement may be executed in counterparts, each such counterpart to be deemed an original, but which all together shall constitute one and the same instrument.

                  (f) This Agreement may not be amended except by the express written consent of the parties hereto. No waiver of any provision of this Agreement may be implied from any course of dealing between or among any of the parties hereto or from any failure by any party hereto to assert its rights under this Agreement on any occasion or series of occasions.

                  (g) The provisions of this Agreement shall survive the termination of this Agreement with respect to any matter arising while this Agreement was in effect.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between us in accordance with its terms.

                                              Very truly yours,

                                              PROFUTURES FINANCIAL GROUP, INC.

                                              By:
                                                 ------------------------------
                                                 Name:
                                                      -------------------------
                                                 Title:
                                                       ------------------------

CONFIRMED AND ACCEPTED

[ADDITIONAL SELLING AGENT]


By:
   ------------------------------
   Name:
        -------------------------
   Title:
         ------------------------



HAMPTON INVESTORS, INC.
(with respect to Section 7(b) hereof)


By:
   ------------------------------
   Name:
        -------------------------
   Title:
         ------------------------